INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.
333-93765 of Atchison Casting Corporation on Form S-8 of our report dated
December 27, 2001 appearing in this Annual Report on Form 11-K of the Atchison
Casting Corporation 401(k) Plan for the year ended June 30, 2001.

/s/ Deloitte & Touche, LLP

Kansas City, Missouri
January 11, 2002